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                       SECURITIES AND EXCHANGE COMMISSION
                              450 Fifth Street, NW
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 26, 2001
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                            dated as of July 1, 2001
                          providing for the issuance of

                                 $1,135,635,740

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-S8

           Delaware               333-57794-08               94-2528990
       (State or other            (commission               (IRS Employer
       jurisdiction of            File Number)             Identification
        Incorporation)                                         Number)

                             75 NORTH FAIRWAY DRIVE
                          VERNON HILLS, ILLINOIS 60061
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (847) 549-6500

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Items 1 through 4 and Items 6 and 8 are not included because they are not applicable.

Item 5.  Documents Incorporated by Reference.

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001) and the unaudited interim financial statements and accompanying discussion of Ambac Financial Group, Inc. as of June 30, 2001, and for the periods ending June 30, 2001 and June 30, 2000 contained in the press release issued on July 18, 2001, included in the Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on July 23, 2001), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-57794) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to WaMu Mortgage Pass-Through Certificates, Series 2001-S8, and shall be deemed to be part hereof and thereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits

              Exhibit
              Number

              23.1 Consent of KPMG LLP, independent certified public accountants of Ambac Assurance Corporation and subsidiaries in connection with WaMu Mortgage Pass-Through Certificates, Series 2001-S8.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      WASHINGTON MUTUAL MORTGAGE SECURITIES
                                      CORP.

Date: July 30, 2001                   By:  /s/ Thomas G. Lehmann
                                           --------------------------
                                           Thomas G. Lehmann
                                           Vice President and
                                           General Counsel

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Exhibit
Number
-------

23.1     Consent of KPMG LLP